Operations	12 Months Ended
Dec. 31, 2014
Operations
Operations

1. Operations

SINA Corporation (“SINA,” “we” or the “Company”) is an online media company serving China and the global Chinese communities. The Company’s digital media network of SINA.com (portal), SINA mobile  (mobile portal and mobile apps) and Weibo (social media) enables Internet users to access professional media and user generated content (UGC) in multi media formats from desktop personal computers and mobile devices and share their interests to friends and acquaintances. SINA.com offers distinct and targeted professional content on each of its region specific websites and a full range of complementary offerings. SINA mobile provides news information and entertainment content from SINA.com customized for mobile users in WAP (mobile browser) format, SINA.cn and mobile application format. Weibo is a leading social media for people to create, share and discover Chinese-language content. By providing an unprecedented and simple way for people and organizations to publicly express themselves in real time, interact with others on a massive global platform and stay connected with the world, Weibo has had a profound social impact in China. Through these properties and other product lines, the Company offers an array of online media and social media services to users to create a rich canvas for businesses and advertisers to effectively connect and engage with their targeted audiences. The Company generates the majority of its revenues from online advertising and marketing services, and, to a lesser degree, from fee-based services.

On April 17, 2014, Weibo completed its initial public offering (“IPO”) on the Nasdaq Global Select Market. After Weibo’s offering, SINA continues to take control of Weibo and consolidate Weibo as its controlling shareholder, but recognizes non-controlling interest reflecting the shares held by the shareholders other than SINA in the consolidated financial statements.